UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

      N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

99.1

Press Release dated February 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: February 20, 2007

By:

   /s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated February 20, 2007.

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

VISIPHOR COMPLETES 2004 DEBT SETTLEMENT

VANCOUVER, CANADA, February 20, 2007– Visiphor Corporation (“Visiphor” or the “Corporation”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces today it has issued 120,662 Units at $0.40 per Unit to settle $48,264.77 of debt. This debt settlement was previously announced on July 13, 2004 however issuance of the Units was delayed due to the creditor’s estate settlement. Each Unit consists of one common share and one common share purchase warrant. Each warrant will entitle the holder for two years from the date of issue of the Units to acquire one additional common share in the capital of Visiphor at an exercise price of $0.50 in the first year and $0.75 in the second year. The common shares and warrants will be subject to a four month hold period that expires on June 19, 2007.

The securities will not be registered under the United States Securities Act of 1933, as amended (the "US Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, “US persons”, as such term is defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the US Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver “Buck” Revell”
Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In some cases you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “estimate,” “predict,” “potential,” continue,” “believe,” “anticipate,” “intend,” “expect,” or the negative or other variations of these words, or other comparable words or phrases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission. Although the Company believes that expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance, achievements or other future events. Moreover, neither the Company nor anyone else assumes responsibility for the accuracy and completeness of these forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.